Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events

Note 8 – Subsequent Events

The Company has evaluated events through the date of this filing, which is the date the financial statements were available to be issued. There were no material subsequent events that require recognition or disclosure in these financial statements.

The Company has evaluated all subsequent events after December 31, 2023, and there were no material subsequent events requiring disclosure, except the following.

On February 16, 2024, the Company completed the acquisitions of Fat Shark and Rotor Riot as discussed in Note 7.

On February 16, 2024, the Company completed its initial public offering of 1,250,000 shares of common stock at a price of $4.00 per share. The Company received net proceeds of approximately $3.75 million, after deducting underwriters commissions and expenses and paying $1.0 million to Red Cat as discussed in Note 7 related to the acquisitions of Fat Shark and Rotor Riot.

The Company’s total consideration paid for the acquisition of Fat Shark and Rotor Riot was $20.0 million, comprising of the $17.0 million in Company shares, the $1.0 million cash outlay and the $2.0 million 8% promissory note due in eighteen-months with the principal due at maturity. The Company has not completed its evaluation of the full impact of the consolidation of Fat Shark and Rotor Riot for the purpose of its 2024 fiscal year financial reporting.